Exhibit 10.26

FIRST AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE is made and entered into as of March 28, 2017, by and between Rancho Summit LLC (“Lessor”) and Pathsense, Inc. (“Lessee”).

WHEREAS, on or about April 24, 2015 a Lease was entered into by and between Lessor and Lessee relating to certain real property commonly known as: 1953 San Elijo Ave. #205, Cardiff by the Sea CA 92007 (the “Premises”), and

WHEREAS, Lessor and Lessee        ☐ have         ☒ have not previously amended said Lease, and

WHEREAS, the Lessor and Lessee now desire to amend said Lease,

NOW, THEREFORE, ~~for payment of TEN DOLLARS and other good and valuable consideration to Lessor, the receipt and sufficiency of which is hereby acknowledged t~~he parties mutually agree to make the following additions and modifications to the Lease:

☒        TERM:    The Expiration Date is hereby          ☐            advanced            ☒ extended to March 31, 2019

☐        AGREED USE: The Agreed Use is hereby modified to:

☒        BASE RENT ADJUSTMENT: Monthly Base Rent shall be as follows: Suite 200: $6,800.00.Suite 205: May 1, 2017 – April 30, 2018: $7,038.00; May 1, 2018 – March 31, 2019: $7,249.00

☒        OTHER: A.) Commencing on April 1, 2017, Suite 200 (1,404 RSF) shall be added to the Premises for a total of 3,060 RSF. B.) Lessee shall have use of Crystal River Oil & Gas’ storage units for the length of this extended term at no additional cost to Lessee. C.) Upon execution of this Amendment, Lessee shall deposit with Lessor an additional Security Deposit equal to $6,800.00 for Suite 200.

This Agreement shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Agreement and any uncertainty and ambiguity shall not be interpreted against any one party.

All other terms and conditions of this Lease shall remain unchanged and shall continue in full force and effect except as specifically amended herein.

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©2006 - AIR COMMERCIAL REAL ESTATE ASSOCIATION		FORM ATL-0-7/06E

EXECUTED as of the day and year first above written.

By Lessor:	By Lessee:
Rancho Summit LLC	Pathsense, Inc.
By: Torrey Pacific Corporation lts: Managing Member

By: /s/ Brian Staver	By:
Name Printed: Brian Staver	Name Printed: Peter A. Tenereillo
Title: Authorized Agent	Title: President & CEO

By:	By: /s/ Peter A. Tenereillo
Name Printed:	Name Printed: Peter A. Tenereillo
Title:	Title: CEO & President

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 500 N Brand Blvd, Suite 900, Glendale, CA 91203.

Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

BCampbell/2017/1953SanElijo_Pathsense-First Amendment

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©2006 - AIR COMMERCIAL REAL ESTATE ASSOCIATION FORM		ATL-0-7/06E